UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              January 3, 2018

PARK ELECTROCHEMICAL CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.02. Termination of a Material Definitive Agreement.

On January 3, 2018, Park Electrochemical Corp. (the "Company") terminated its Credit Agreement, dated as of January 15, 2016, by and among the Company, as borrower, the guarantors party thereto, and HSBC Bank USA, National Association, as lender (as amended, the “Credit Agreement”). The Credit Agreement was set to expire on January 26, 2019. On January 3, 2018, the Company voluntarily repaid in full the outstanding principal and interest thereunder in an aggregate amount of $68,778,340.53.

The repayment of the outstanding bank debt was funded from the Company’s cash balances. The change in the U.S. tax code, as provided by the Tax Cuts and Jobs Act (“Act”), has allowed the Company to repatriate foreign accumulated income at a lower effective tax rate. The Act, which was passed in December 2017, provides an incentive for United States companies to repatriate accumulated income earned in foreign jurisdictions at a reduced U.S. income tax expense.

Item 2.02 Results of Operations and Financial Condition.

The Company issued a news release on January 4, 2018 reporting its results of operations for its 2018 fiscal year third quarter ended November 26, 2017.

The Company is furnishing the news release as Exhibit 99.1 hereto, and the portion relating to such financial performance is incorporated herein by reference. The information in this Item 2.02 and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 8.01. Other Events.

Special Dividend

On January 4, 2018, the Board declared a special cash dividend of $3.00 per share payable February 13, 2018 to shareholders of record at the close of business on January 23, 2018. The special cash dividend was funded from the Company’s cash balances.

Review of Strategic Alternatives for Potential Sale of the Company’s Electronics Business; Engagement of Greenhill & Co., LLC. as Financial Advisor

On January 4, 2018, the Company announced that it engaged Greenhill & Co. LLC as the Company’s sole financial advisor to assist the Company in conducting a strategic evaluation, including a potential sale, of the Company's Electronics Business.

News Release and Investor Presentation

The Company’s news release and investor presentation dated January 4, 2018 also address the foregoing matters included in this Form 8-K and are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

99.1 News Release dated January 4, 2018

99.2 Investor Presentation dated January 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: January 4, 2018	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Senior Vice President and Chief
Financial Officer

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